SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 20, 2004

FUELCELL ENERGY, INC.
-----------------------------------------------------------
(Exact name of registrant as specified in its charter)

Delaware	1-14204	06-0853042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Great Pasture Road, Danbury, Connecticut                            06813
--------------------------------------------------------------------------------------
(Address of principal executive offices)                                  (Zip Code)

(203) 825-6000
---------------------------------------------------------------
(Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS.

On April 20, 2004, FuelCell Energy, Inc. issued the press release attached hereto as Exhibit 99.1 announcing that it has entered into a definitive agreement to sell its thermoelectric generator (TEG) product line.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: April 22, 2004	By: /s/Joseph G. Mahler
Joseph G. Mahler
Senior Vice President, Chief Financial Officer, Corporate Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number       Description

99.1                        Press Release, dated April 20, 2004